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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 19, 2009

ADVANCE AUTO PARTS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-16797	54-2049910
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

5673 Airport Road, Roanoke, Virginia	24012
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (540) 362-4911

Not Applicable
(Former name, former address and former fiscal year, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 19, 2009, the Compensation Committee (the “Committee”) of the Board of Directors of Advance Auto Parts, Inc. (the “Company”), approved an incentive compensation program for the Company’s chief executive officer, president, chief operating officer and chief financial officer under the Company’s Executive Incentive Plan, effective April 26, 2009, for the last three quarters of the Company’s 2009 fiscal year, which incorporates a new bonus metric to reward the Company’s achievement  of increased market share in the automotive aftermarket industry.  With the introduction of the market share metric, in order for any executive to receive a bonus payment in an amount greater than 100 percent of bonus at target level, the Company must demonstrate growth in market share relative to its competitors for those quarters.  Growth in market share will be measured by an independent third party survey source.  If the Company does not experience positive market share growth for the relevant period, the maximum bonus amount that can be earned by each executive is 100 percent of the bonus target.

In addition to market share growth, the annual incentive bonus will reward growth in sales and operating income in the relevant portion of 2009 over the relevant portion of 2008.  The bonus payment will be based on the Company achieving specific sales and operating income goals.  A description of the remaining features of the bonus plan and measures is contained in the Company’s 2009 Proxy Statement.  The Committee is expected to make downward adjustments as needed in order to avoid duplicate awards that may result from this change related to achievement of specified sales and operating income goals.

The Company’s chief executive officer, president, chief operating officer, and chief financial officer will be eligible for a bonus based on results expressed as a percentage of the executive’s base salary, as follows:

Position	Bonus Target	Bonus Target Value	Maximum Bonus Value
Chief Executive Officer	200%	$ 1,400,000	$ 2,800,000
President	90%	$ 405,000	$ 810,000
Chief Operating Officer	90%	$ 405,000	$ 810,000
Chief Financial Officer	80%	$ 360,000	$ 720,000

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADVANCE AUTO PARTS, INC.
(Registrant)

Date: May 26, 2009	/s/ Michael A. Norona
(Signature)*
Michael A. Norona
Executive Vice President, Chief Financial Officer and Assistant Secretary

* Print name and title of the signing officer under his signature.